UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2022

MUELLER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)
8285 Tournament Drive
Suite 150
Memphis, Tennessee		38125
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (901) 753-3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 6, 2022, the Board of Directors of Mueller Industries, Inc. (the “Company”) amended the Company’s By-laws to delete language providing that directors may be removed by action of a majority of the entire Board of Directors. The amendment revises Article III, Section 3 of the Company’s By-laws to authorize only the Company’s stockholders, by action of a majority of the stockholders, to remove directors.

The foregoing summary is qualified in its entirety by reference to the complete text of the Company’s Amended and Restated By-Laws, as adopted and effective on April 6, 2022, a copy of which is filed herewith as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Exhibits:
3.1  Amended and Restated By-laws of the Company, effective as of April 6, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
MUELLER INDUSTRIES, INC.

By:	/s/ Chris J. Miritello
Name:	Chris J. Miritello
Title:	Vice President – Legal & Secretary
Date: April 8, 2022

Exhibit Index
Exhibit No.	Description
3.1	Amended and Restated By-laws of the Company, effective as of April 6, 2022.